UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7778

Analysts Investment Trust

(Exact name of registrant as specified in charter)

7750 Montgomery Road, Cincinnati, Ohio 45236

(Address of principal executive offices)

(Zip code)

Timothy E. Mackey

7750 Montgomery Road, Cincinnati, Ohio 45236

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-792-5402

Date of fiscal year end: July 31

Date of reporting period: July 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

EQUITY ANALYSTS INC.

REGISTERED INVESTMENT ADVISER

ANALYSTS INVESTMENT TRUST

ANNUAL REPORT

July 31, 2005

ANALYSTS STOCK FUND

ANALYSTS FIXED INCOME FUND

ANALYSTS AGGRESSIVE STOCK FUND

MESSAGE FROM THE FUND PRESIDENT

For The Year Ending July 31, 2005

ECONOMIC CONDITIONS

Before hurricane Katrina, it appeared that the U.S. would see stronger growth for the second half of 2005, which would have given the Fed more reason to continue rate hikes.  For example, real consumer spending on goods and services increased at a 3.3% annual rate in the second-quarter, following 3.5% growth the quarter before. Purchases of durable goods jumped 8.3%, partly because of strong auto sales, while nondurable goods purchases were up 3.3%.  At this point it is difficult to forecast the economic impact of the hurricane, but generally when value is destroyed at such a large magnitude, economic performance is reduced.  Nevertheless it is likely that the Fed will continue to raise rates in the near term future, with a possible pause, since inflation, induced mainly by higher energy costs, is forecast to be higher.  For August, in annual terms, wholesale prices rose 5.1%, the fastest rate since 1990, with energy prices accounting for most of that increase.  These inflation reports are pre-hurricane Katrina and it is likely core inflation will increase as higher energy costs infiltrate transportation, packaging, and utilities.

As for second-quarter GDP, the data showed 3.4% growth, after reaching 3.8% growth the quarter before. Weakness in inventories was the major detractor to growth, which sets the pace for a strong second half of 2005. Despite three major investment components reporting stronger-than-expected growth and a revised higher personal savings for households, growth for the second half of 2005 could be lower than expected because of energy costs and hurricane damage.  The nonpartisan Congressional Budget Office predicts that Katrina's aftermath will trim one percent from economic growth in the second half of the year. Employment, gas prices and the construction markets are among those directly affected.  In the first half of 2005 business inventories were the main drag on growth. Businesses reduced inventories $6.4 billion, subtracting 0.23% percentage points from the second-quarter change in real GDP. Real exports rose at a 13% pace, while real imports fell 2%. Net exports contributed 1.6 percentage points to growth.  Residential construction showed 9.8% growth, compared to a 9.5% increase in the first-quarter. This is a concern since much of the U.S. economic growth has been tied to residential construction.

ANALYSTS STOCK FUND and AGGRESSIVE STOCK FUND

The total return of the Analysts Stock Fund from August 1, 2004 through July 31, 2005 was 3.98%.  The total return of the S&P 500 for the same period was 13.75%.  Since inception of the Fund (August 25, 1993), the average annual total return of the Fund through July 31, 2005 was 6.26% versus 9.79% for the S&P 500.  Of course, past performance is not predictive of future results.  The Analysts Stock Fund underperformed relative to the S&P 500 Index over the year ended July 31, 2005, because of the weighting differences of various sectors, the approximate 10% cash position, and timing of purchases and sales of securities.  Relative to the S&P 500 the Analysts Stock Fund overweighted the healthcare and consumer sectors and underweighted the energy, financials, telecommunications, and utilities sectors.

The total return of the Analysts Aggressive Stock Fund from August 1, 2004 through July 31, 2005 was 2.96%.  This compares to a 13.75% rate of return for the S&P 500.  Since inception of the Fund (May 4, 1999), the average annual return of the Fund was –2.77% versus -0.02% for the S&P 500.  Of course, past performance is not predictive of future results.

The Aggressive Stock Fund makes more aggressive sector and trading moves than the Stock Fund.  The Aggressive Stock Fund has approximately 31% of its assets invested in the information technology sector.  The Fund underperformed relative to the S&P 500 Index over the year ended July 31, 2005 because of the weighting differences of various sectors, timing of purchases and sales of securities, and the approximate 15% cash position.  Relative to the S&P 500 the Aggressive Stock Fund overweighted biotech, materials, telecommunications, and technology and underweighted healthcare, financials, and utilities.

ANALYSTS FIXED INCOME FUND

The total return of the Analysts Fixed Income Fund for the period August 1, 2004 through July 31, 2005 was 5.96%.  This compares to a 4.64% rate of return for the Lehman Intermediate T-Bond Index (LITB) over the same period.  Since inception of the Fund (August 25, 1993), the average annual return of the Fund through July 31, 2005 was 4.60% versus 5.70% for the Lehman Intermediate T-Bond Index.  Of course, past performance is not predictive of future results.

The Fixed Income Fund is also being managed in accordance with our forecast of continued economic growth, although now tempered by rising energy costs and hurricane damage, and our expectation of rising interest rates.  We are therefore maintaining a duration on the Fund of approximately 5 years to preserve capital and minimize the impact of rising interest rates.

The Fixed Income Fund for the year ended July 31, 2005 out performed the LITB Index by about 1.3% primarily because the REIT positions of the Fund outperformed the LITB index.  REITS returned on average approximately 25% for the 1 year period ended July 31, 2005, which exceeded the return on the LITB index.  In addition, the Fund held investment grade bonds and preferred stocks which out performed the intermediate government bond sector.

Tim Mackey

President

Average Annual Total Return For the Period Ending 07/31/05
1 Year: 3.98%
5 Years: -3.24%
10 Years: 5.27%
Since Inception (8/25/93): 6.26%
S&P
$32,796
$20,642
Analysts Stock Fund
Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect
Past performance is not predictive of future results
Ten Thousands
4
3.5
3
2.5
2
1.5
1
0.5
0
Aug-93
Feb-94
Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
August 25, 1993 through July 31, 2005

Average Annual Total Return For the Period Ended 07/31/2005
1 Year: 5.96%
5 Year: 6.67%
10 Year: 5.56%
Since Inception (8/25/93): 4.60%
$18,690
$17,326
Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deductions of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.
Ten Thousands
Lehman Intermediate T-Bond Index
Analysts Fixed Income Fund
Past performance is not predictive of future results
2
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1
0.9
Aug-93
Feb-94
Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
August 25, 1993 through July 31, 2005

Average Annual Total Return For the Period Ended 07/31/2005
1 Year: 2.96%
5 Year: -8.30%
Since Inception (5/4/1999): -2.77%
Past performance is not predictive of future results
Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deductions of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.
Ten Thousands
2.3
2.2
2.1
2
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
S&P 500
$9,989
$8,393
Analysts Aggressive Stock Fund
May-99
Nov-99
May-00
Nov-00
May-01
Nov-01
May-02
Nov-02
May-03
Nov-03
May-04
Nov-04
May-05
May 4, 1999 through July 31, 2005

Analysts Investment Trust

Graphical Illustrations

The following charts give a visual breakdown of the Funds investments as a percentage of each fund’s total investments by the industry sectors the underlying securities represent, or, in the case of the Fixed Income Fund, the types of securities the Fund contains.

Stock Fund by Industry Sectors

Telecommunications
1.08%
Cash & Equivalents
23.85%
Basic Materials
5.42%
Consumer Cyclicals
12.04%
Consumer Non-Cyclicals
6.98%
Energy
5.33%
Financials
5.17%
Healthcare
14.79%
Industrial
7.78%
Oil & Gas
2.34%
Other
2.35%
Technology
12.87%

Aggressive Stock Fund by Industry Sectors

Telecommunications
6.83%
Cash & Equivalents
4.86%
Basic Materials
10.47%
Consumer Cyclicals
4.23%
Consumer Non-Cyclicals
11.53%
Energy
8.58%
Financials
0.98%
Healthcare
10.36%
Industrial
7.17%
Oil & Gas
4.38%
Technology
30.61%

Fixed Income Fund by Security Type

Mortgage-Backed Obligations
6.84%
Cash & Equivalents
11.64%
Government Bonds
4.51%
REITS
16.12%
Corporate Bonds
40.25%
Preferred Stocks
7.52%
Closed-End Mutual Funds
13.12%

Analysts Investment Trust
Analysts Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2005
Shares	Security Description	Value
COMMON STOCKS - 71.06%

Basic Materials - 5.22%
8,000	AK Steel Holding Corp.*	73,760
3,000	Arch Coal, Inc.	170,760
3,000	Dow Chemical	143,850
		388,370

Consumer Cyclicals - 11.59%
6,000	Disney Enerprises, Inc.	153,840
4,000	Hot Topic, Inc.	68,160
4,000	International Game Technology	109,440
2,000	Marriot Corp.	136,940
3,000	Penn National Gaming, Inc.	107,250
3,000	Walgreen Co.	143,580
4,000	XM Satellite Radio Holdings, Inc. *	142,520
		861,730

Consumer Non-cyclicals - 6.72%
2,000	Builders Firstsource	40,000
2,000	Coca Cola Co.	87,520
4,000	Costco Wholesale Corp.	183,880
3,000	Procter & Gamble Co.	166,890
4,000	Velocity Express Corp.	21,640
		499,930
Energy - 5.13%
3,000	Apache Corp.	205,200
3,000	Exxon Mobil	176,250
		381,450

Financials - 4.98%
4,000	Charles Schwab Corp.	54,800
4,000	Berkley WR Corp.	149,720
2,700	Wells Fargo & Co.	165,618
		370,138

Health Care - 14.25%
3,000	Johnson & Johnson	191,880
3,000	Hospital Corp of America, Inc.	147,750
4,000	Humana, Inc.	159,400
4,000	Medimmune, Inc.	113,640
4,000	Momenta Pharmaceuticals, Inc.*	100,320
4,000	Pfizer, Inc.	106,000
4,000	Schering-Plough Corp.	83,280
3,000	United Healthcare Corp.	156,900
		1,059,170

Industrials - 7.49%
2,900	Boeing Co.	191,429
4,000	Daystar Technologies, Inc.	56,400
3,000	Joy Global, Inc.	123,210
3,000	Omi, Inc.	54,090
2,600	United Technologies	131,820
		556,949
Oil & Gas - 2.25%
2,000	Schlumberger Ltd.	167,480

Technology - 12.39%
3,000	Dell Computer Corp. *	121,410
3,000	Intel Corp.	81,420
2,000	Kla-Tencor Corp.	103,400
4,000	Microsoft Corp.	102,440
6,000	Novellus Systems, Inc.	173,100
4,000	Sina Corp.	111,240
6,000	Synaptics, Inc.	95,100
4,000	Yahoo, Inc.*	133,360
		921,470

Telecommunications - 1.04%
3,000	Vodaphone Airtouch	77,490

TOTAL COMMON STOCKS (Cost $4,572,587) - 71.06%		5,284,177

Unit Investment Trusts - 2.26%
2,000	Ishares France	50,460
3,000	Ishares Japan	30,720
4,000	Ishares Singapore	32,560
3,000	Ishares U.K.	54,300

TOTAL UNIT INVESTMENT TRUSTS (Cost $160,772)		168,040

CASH EQUIVALENTS (Cost $1,707,503) - 22.97%
1,707,503	First American Treasury Obligations Cl. A rate: 2.47% **	1,707,503

TOTAL INVESTMENTS (Cost $6,440,862) - 96.29%		7,159,720

OTHER ASSETS LESS LIABILITIES - 3.71%		275,278

NET ASSETS - 100.00%		$ 7,434,998

* Non Income Producing Securities
** Variable Rate Security. The rate shown is the yield as of July 31, 2005

The accompanying notes are an integral part of the financial statements.

Analysts Investment Trust
Analysts Fixed Income Fund
SCHEDULE OF INVESTMENTS
July 31, 2005
Shares/Par	Security Description	Value

Real Estate Investment Trusts - 16.02%
1,700	Apartment Investment and Management Co.	74,800
2,000	Capital Automotive PFD Series A	51,160
2,000	Capital Automotive REIT	78,540
1,600	First Industrial Realty Trust, Inc.	66,048
3,198	Health Care Properties Investors, Inc.	89,096
1,500	Hospitality Properties Trust	66,600
2,100	Sovran Self Storage, Inc.	101,451

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $358,764)		527,695

Preferred Stocks - 7.48%
2,000	BAC Capital Trust II	51,700
1,000	MBNA Capital E	27,240
2,500	Morgan Stanley CP IV 6.25% 6/1/07	63,350
2,000	US Bancorp Capital IV	51,560
2,000	XL Capital Ltd. Series B	52,520

TOTAL PREFERRED STOCKS (Cost $248,479)		246,370

Corporate Bonds - 40.01%
100,000	Boeing Capital Corp. 6.10%, 3/1/11	106,355
150,000	Comcast Corp. 6.5%, 1/15/15	164,236
100,000	Credit Suisse First Boston USA, Inc. 6.50%, 1/15/12	109,243
100,000	FNMA 4.50%, 9/30/19	98,350
100,000	General Electric Capital Corp. 8.65%, 5/15/09	112,548
100,000	Household Bank 7.20%, 4/12/07	103,431
100,000	International Lease Finance 5.625%, 6/1/07	101,888
200,000	Loews Corp. 6.75%, 12/15/06	205,381
100,000	National Rural Utilities 5.75%, 8/28/09	103,957
100,000	Sears Roebuck Acceptance 6.00%, 1/15/06	100,014
100,000	Target Corp. 7.50%, 8/15/10	112,686

TOTAL CORPORATE BONDS (Cost $1,329,187)		1,318,089

Mortgage-Backed Obligations - 6.80%
13,879	Empire Federal Home Loan Owner Trust 1998-2 9.03%, 6/25/24	13,825
100,000	FHR 2833 GH 5.50%, 12/15/31	100,050
100,000	FHR 2834 AQ 5.50%, 6/15/33	100,200
7,963	FNMA REMIC 1992 Trust G10 Call J, 5.0%, 3/25/23	7,959
1,718	FNMA REMIC 1992 Trust G53 Call J, 7.0%, 9/25/22	1,805
250	Paine Webber CMO Trust Series 1998-I, 8.6%, 4/1/18	263

TOTAL MORTGAGE-BACK OBLIGATIONS (Cost $220,621)		224,102

Closed End Funds - 13.04%
1,100	iShares Lehman Treasuries Infl. Pro	114,323
1,000	KKR Financial	24,480
6,300	Morgan Stanley Income	100,422
9,000	Pioneer Interest Shares	102,960
10,000	Templeton Global Inc	87,400

TOTAL CLOSED END FUNDS (Cost $427,289)		429,585

Government Bonds (Cost $150,049) - 4.48%
150,000	US Treasury Bond 2.625% 11/15/06	147,602

Cash Equivalents - (Cost $381,059) - 11.57%
381,059	First American Treasury Obligations Cl. A rate: 2.47% *	381,059

TOTAL INVESTMENTS (Cost $3,115,446) - 99.40%		3,274,502

OTHER ASSETS LESS LIABILITIES - 0.60%		19,888

NET ASSETS - 100.00%		$ 3,294,390

* Variable Rate Security. The rate shown is the yield as of July 31, 2005

The accompanying notes are an integral part of the financial statements.

Analysts Investment Trust
Analysts Aggressive Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2005
Shares	Security Description	Value

COMMON STOCKS - 96.43%
Basic Materials - 10.60%
6,000	AK Steel Holding Corp. *	55,320
4,000	Pan American Silver *	63,400
4,000	W.R. Grace & Co.	33,440
		152,160
Consumer Cyclicals -4.29%
4,000	Innovo Group *	9,200
800	RH Donnelly *	52,400
		61,600
Consumer Non-Cyclicals - 11.69%
2,100	Archer Daniels-Midland Co.	48,174
1,600	Constellation Brands, Inc. CL-A	43,840
6,000	Petmed Express, Inc.	57,720
4,000	Quantum Fuel Systems Technology Worldwide	18,000
		167,734
Energy - 8.69%
800	Noble Corp.*	53,744
2,400	Oil States International, Inc.	70,992
		124,736

Financials - 0.99%
6,000	Jameson Inns, Inc.	14,280

Healthcare - 10.51%
4,000	Ariad Pharmaceuticals, Inc. *	30,480
4,000	Millennium Pharmaceuticals, Inc.*	41,320
1,500	Penn Treaty American Corp. *	16,020
2,000	Teva Pharmaceuticals	62,940
		150,760

Industrial - 7.27%
4,000	Fuelcell Energy, Inc.	39,600
1,200	Jabil Circuit*	37,428
1,300	PerkinElmer, Inc.	27,274
		104,302

Oil & Gas - 4.44%
3,000	The Williams Companies, Inc.	63,720

Technology - 31.02%
1,400	Applied Materials, Inc.	25,872
4,000	BEA Systems *	36,280
1,800	Cisco Systems, Inc.*	34,470
1,400	Citrix Systems, Inc.*	33,362
1,200	Cree, Inc.*	35,580
2,000	Internet Initiative Japan Inc.	19,260
6,000	Kopin Corp.	33,000
4,000	Lasercard Corp. *	25,360
4,000	ON Semiconductor Corp.	22,920
4,000	Supportsoft, Inc.	22,000
4,000	Tellabs, Inc.*	38,880
6,000	Taiwan Semiconductor Ltd.	51,540
2,000	Yahoo, Inc. *	66,680
		445,204

Telecommunications - 6.92%
4,000	Citizens Communication Co.	52,560
4,000	Vasco Data Security International	46,800
		99,360

TOTAL COMMON STOCKS (Cost $1,199,867) - 96.43%		1,383,856

Cash Equivalents (Cost $70,751) - 4.93%
70,751	First American Treasury Obligations Cl. A rate: 2.47% **	70,751
	.
TOTAL INVESTMENTS (Cost $1,270,618) - 101.36%		1,454,607

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.36%)		(19,493)

NET ASSETS - 100.00%		$1,435,114

* Non Income Producing Securities
** Variable Rate Security. The rate shown is the yield as of July 31, 2005

The accompanying notes are an integral part of the financial statements.

Analysts Investment Trust
STATEMENTS OF ASSETS & LIABILITIES
July 31, 2005

		Analysts Fixed	Analysts
	Analysts Stock	Income	Aggressive Stock
	Fund	Fund	Fund

Assets:
Investment Securities at Market Value	$ 7,159,720	$ 3,274,502	$ 1,454,607
(Cost $6,440,862, $3,115,446 and $1,270,618 , respectively)
Dividends and Interest Receivable	5,779	21,375	251
Receivable from Securities Sold	772,051	-	-
Total Assets	7,937,550	3,295,877	1,454,858
Liabilities:
Accrued Expenses	4,475	1,487	1,180
Payable for Securities Purchased	498,077	-	18,564
Total Liabilities	502,552	1,487	19,744
Net Assets	$ 7,434,998	$ 3,294,390	$ 1,435,114

Net Assets Consist of:
Capital Shares and Paid-In Capital	6,793,825	3,275,621	$ 1,941,436
Accumulated Undistributed Net Investment Income	-	21,239	-
Accumulated Undistributed Realized
Loss on Investments	(77,685)	(161,526)	(690,311)
Unrealized Appreciation on Investments	718,858	159,056	183,989
Net Assets	$ 7,434,998	$ 3,294,390	$ 1,435,114

Outstanding Shares, No Par Value	360,007	232,072	179,694
Per Share Net Asset Value and Offering Price	$ 20.65	$ 14.20	$ 7.99

The accompanying notes are an integral part of the financial statements.

Analysts Investment Trust
STATEMENTS OF OPERATIONS
For the year ended July 31, 2005

		Analysts	Analysts
	Analysts Stock	Fixed Income	Aggressive Stock
	Fund	Fund	Fund

Investment Income:
Dividends	$ 94,497	$ 55,157	$ 5,344
Interest	15,883	91,419	2,158
Total Investment Income	110,380	146,576	7,502
Expenses:
Management Fee	150,804	46,938	42,110

Net Investment Income (Loss)	(40,424)	99,638	(34,608)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	495,193	17,796	44,204
Net Change in Unrealized Appreciation on Investments	(169,532)	79,048	33,643
Net Realized and Unrealized Gain on Investments	325,661	96,844	77,847

Net Increase in Net Assets from Operations	$ 285,237	$ 196,482	$ 43,239

The accompanying notes are an integral part of the financial statements.

ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	July 31, 2005	July 31, 2004
FROM OPERATIONS:
Net Investment Loss	$ (40,424)	$ (68,861)
Net Realized Gain on Investments	495,193	332,500
Net Change in Unrealized Appreciation	(169,532)	357,976
Increase in Net Assets from Operations	285,237	621,615

From Fund Share Transactions:
Proceeds from shares sold	1,348,435	1,151,110
Payment for shares redeemed	(1,888,659)	(1,156,648)
Net Decrease from Fund Share Transactions	(540,224)	(5,538)

Net (Decrease) Increase in Net Assets	(254,987)	616,077

NET ASSETS:
Net Increase (Decrease) in Net Assets	(254,987)	616,077
Net Assets at Beginning of Period	7,689,985	7,073,908
Net Assets at End of Period	$ 7,434,998	$ 7,689,985

The accompanying notes are an integral part of the financial statements.

ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2005	July 31, 2004
FROM OPERATIONS:
Net Investment Income	$ 99,638	$ 126,154
Net Realized Gain on Investments	17,796	76,247
Net Change in Unrealized Appreciation	79,048	(78,101)
Increase in Net Assets from Operations	196,482	124,300

From Distributions to Shareholders:
Net Investment Income	(103,654)	(115,449)

From Fund Share Transactions:
Proceeds from shares sold	905,468	555,711
Shares issued from reinevestment of distributions	93,036	103,895
Payment for shares redeemed	(764,288)	(582,502)
Net Increase from Fund Share Transactions	234,216	77,104

Net Increase in Net Assets	327,044	85,955

NET ASSETS:
Net Increase in Net Assets	327,044	85,955
Net Assets at Beginning of Period	2,967,346	2,881,391
Net Assets at End of Period	$ 3,294,390	$ 2,967,346

The accompanying notes are an integral part of the financial statements.

ANALYSTS INVESTMENT TRUST
ANALYSTS AGGRESSIVE STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year ended
	July 31, 2005	July 31, 2004
FROM OPERATIONS:
Net Investment Loss	$ (34,608)	$ (36,474)
Net Realized Gain on Investments	44,204	9,566
Net Change in Unrealized Appreciation	33,643	171,881
Increase in Net Assets from Operations	43,239	144,973

From Fund Share Transactions:
Proceeds from shares sold	249,553	300,713
Payment for shares redeemed	(520,128)	(253,387)
Net Increase (Decrease) from Fund Share Transactions	(270,575)	47,326

Net Increase (Decrease) in Net Assets	(227,336)	192,299

NET ASSETS:
Net Increase (Decrease) in Net Assets	(227,336)	192,299
Net Assets at Beginning of Period	1,662,450	1,470,151
Net Assets at End of Period	$ 1,435,114	$ 1,662,450

The accompanying notes are an integral part of the financial statements.

ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
FINANCIAL HIGHLIGHTS
July 31, 2005
Selected data for a share outstanding throughout the period

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	7/31/2005	7/31/2004	7/31/2003	7/31/2002	7/31/2001

Net Asset Value at Beginning of Period	$ 19.86	$ 18.33	$ 16.17	$ 21.05	$ 26.15

Net Investment Income (Loss)	(0.11)	(0.19)	(0.13)	(0.16)	0.03
Net Gains (Losses) on Investments
(Realized and Unrealized)	0.90	1.72	2.29	(4.72)	(3.60)
Total from Investment Operations	0.79	1.53	2.16	(4.88)	3.57

Distributions from Capital Gains	-	-	-	-	(1.53)

Net Asset Value at End of Period	$ 20.65	$ 19.86	$ 18.33	$ 16.17	$ 21.05

Total Return	3.98%	8.35%	13.32%	(23.17)%	(13.51)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 7,435	$ 7,690	$ 7,074	$ 6,671	$ 8,336

Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.54)%	(0.89)%	(0.80)%	(0.81)%	0.12%

Portfolio Turnover Rate	526.01%	27.63%	59.35%	88.91%	15.43%

The accompanying notes are an integral part of the financial statements.

Analysts Investment Trust

Notes to Financial Statements

1.

Significant Accounting Policies and Organization

Analysts Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open end management investment company.  The Trust was established as an Ohio Business Trust under a Declaration of Trust dated May 28, 1993.  The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Analysts Stock Fund (Stock Fund), Analysts Fixed Income Fund (Fixed Income Fund), and the Analysts Aggressive Stock Fund (Aggressive Stock Fund, formerly the internet.fund) (the Funds).  The Stock Fund’s investment objective is to provide long term capital appreciation.  The Fixed Income Fund’s investment objective is to provide a high level of income over the long term consistent with preservation of capital.  The Aggressive Stock Fund’s objective is to provide long term growth through capital appreciation.  The following is a summary of the significant accounting policies of the Trust:

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Corporate bonds, mortgage-related securities and asset-backed and receivable-backed securities are valued using the Advisor’s proprietary bond pricing model, which has been approved by the Board’s Trustees.  When market quotations, pricing service prices or prices from the Advisor’s bond pricing model are not readily available, when the Advisor determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Share Valuation - The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent.  Net asset value per share is determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value.  The Stock Exchange is closed on weekends, Federal holidays and Good Friday.  The net asset value per share of each Fund will fluctuate.

Investment Income and Distributions to Shareholders - Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.  Each Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis.  Each Fund intends to distribute its capital gains once a year, at year-end.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.  These reclassifications are due to differing treatment for items such as deferral of wash sales, capital loss carryovers and post-October losses.

Accordingly, reclassifications were recorded to decrease capital and undistributed net investment losses by $109,285 and $47,586 for the Stock Fund and Aggressive Stock Fund, respectively.

Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed.  Gains and losses on securities sold are determined using the specific identification method.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes.  Management believes that the estimates utilized in preparing these financial statements are reasonable and prudent.  Actual results could differ from those estimates.

Federal Income Taxes - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is made.  In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986 as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.

The Stock Fund, the Fixed Income Fund and the Aggressive Stock Fund have capital loss carryforwards expiring in 2008 to 2011 for federal income tax purposes of approximately $78,000, $162,000 and $690,000, respectively.  Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

2.

Investment Transactions

Investment transactions in the Stock Fund, Fixed Income Fund and Aggressive Stock Fund for the fiscal year ended July 31, 2005, other than government securities, are as follows:

	Stock Fund	Fixed Income Fund	Aggressive Stock Fund
Purchase of Investment Securities	$33,488,322	$610,908	$6,328,000
Proceeds from Sales and Maturities of Investment Securities	35,785,516	464,585	6,494,596

3.

Transactions with Affiliates and Related Parties

Timothy E. Mackey is the President, and Mark Strofe is the Treasurer, of Equity Analysts, Inc. (the Advisor), the investment advisor to the Funds.  Mr. Mackey and Mr. Srofe are officers of the Funds, and Mr. Mackey is also a trustee of the Trust.  The Advisor manages each Fund under the terms of management agreements with the Trust (Management Agreements).  RiverPoint Capital Management, Inc. (formerly O’Sullivan Sims & Hogan, Inc.), an unrelated registered investment advisor, was the sub-advisor to the Funds through July 31, 2004.

Under the Management Agreements, the Advisor pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest and extraordinary expenses.  As compensation for investment advisory services and the Advisor’s agreement to pay the above Fund expenses, each Fund pays the Advisor a fee, computed and accrued daily, based upon the following annual rates:

		Fixed	Aggressive Stock
Average daily assets	Stock Fund	Income Fund	Fund
Up to and including $20 million	2.00%	1.50%	2.75%
From $20 million to $40 million	1.75%	1.25%	2.50%
From $40 million to $100 million	1.50%	1.00%	2.00%
Above $100 million	.75%	.75%	1.50%

4.

Capital Share Transactions

The Fund’s are authorized to issue an unlimited number of shares of separate series.  The total paid –in was $6,793,825 for the Stock Fund $3,275,621 for the Income Fund and $1,941,436 for the Aggressive Stock Fund. Transactions in capital were as follows:

		Fixed	Aggressive Stock
	Stock Fund	Income Fund	Fund
Shares sold	65,084	64,187	32,125
Shares issued from reinvestment
of distributions	-	6,634	-
Shares redeemed	(92,240)	(54,306)	(66,534)
Net increase (decrease)	(27,156)	16,515	(34,409)
Shares at beginning of period	387,163	215,557	214,103
Shares at end of period	360,007	232,072	179,694

5.

Security Transactions

For Federal income tax purposes, the cost of investments owned at July 31, 2005, was the same as identified cost.  At July 31, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) by Fund was as follows:

	Gross	Gross	Net
	Appreciation	Depreciation	Appreciation
Stock Fund	$ 852,068	$ (133,210)	$ 718,858
Fixed Income Fund	209,421	(50,365)	159,056
Aggressive Stock Fund	269,737	(85,748)	183,989

6.

Income Tax Characterization

The tax character of distributions paid during the fiscal year ended July 31, 2005 and fiscal year ended July 31, 2004 were as follows:

	Stock Fund		Fixed Income		Aggressive
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$ -	$ -	$103,654	$115,449	$ -	$ -
Net long-term capital gains	-	-	------	-------	-	-
Total distributions paid	$ -	$ -	$103,654	$115,449	$ -	$ -

As of July 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	Fixed Income	Aggressive
Undistributed ordinary income	$ -	$21,239	$ -
Undistributed long-term capital gains	-	-	-
Tax accumulated earnings	$ -	$21,239	$ -

	Stock Fund	Fixed Income	Aggressive
Accumulated capital and other losses	($77,685)	($161,526)	($690,311)
Unrealized appreciation	718,858	159,056	183,989
Total accumulated earnings (deficit)	$641,173	($2,470)	($506,322)

7.

Subsequent Event

At a meeting held on September 27th, the Board of Trustees of Analysts Investment Trust determined that due to the small size of the Funds, it is in the best interest of each Fund, and the shareholders of each fund, that the Funds cease operations.  Accordingly, the Trust will redeem all outstanding shares of the Analysts Stock Fund, the Analysts Aggressive Stock Fund and the Analysts Fixed Income Fund and the Trust will be terminated by November 30, 2005.

Additional Information (Unaudited)

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  The following table provides information regarding the Trustees of the Trust who are not interested person Trustees.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  Each Trustee oversees the three Funds of the Trust.

Trustee	Position With Funds	Principal Occupation(s) (Last 5 years)	Other Directorships
Walter Bowles 11340 Montgomery Rd., Suite 206 Cincinnati, Ohio 45249 DOB: 1961	Trustee since 1993	President of Webco Environmental Management, Inc., an environmental consulting firm, since September 1993.	None
Robert Buechner 105 East Fourth St. Suite 300 Cincinnati, Ohio 45202 DOB: 1947	Trustee since 1993	President of the law firm of Buechner, Haffer O’Connell, Meyers & Healey Co., LPA.; President Cincinnatus Association, a community service organization, since June 2002.[1]	None
K. Richard B. Niehoff 622 Pelhamdale Avenue Pelham Manor, NY 10803 DOB: 1943	Trustee since 2004

President of Mark Securities, Inc., an exchange member since 2002; President of WEBiX, Inc., a software development company, from 1999 to 2001; President of VSX, Inc., an alternative trading system, from 1999 until 2001.

None

The following table provides information regarding the Trustees of the Trust who are interested person Trustees.

Trustee	Position With Funds	Principal Occupation(s) (Last 5 years)	Other Directorships
Timothy E. Mackey 7750 Montgomery Road Cincinnati, Ohio 45236 DOB: 1960	President and Trustee since 2002

President of the Adviser since April 2001, Registered Representative of the Adviser since April 1999, owner of Equity Analysts LLC; and was a Registered Representative for Legg Mason, June 1997 to March 1999

None

The following table provides information regarding the other officers of the Trust.

Officer	Position With Funds	Principal Occupation(s) (Last 5 years)	Other Directorships
Mark G. Srofe[1] 7750 Montgomery Road Cincinnati, Ohio 45236 DOB: 1960	Secretary and Treasurer since September 2002	Registered Representative for Equity Analysts since August 2002; Registered Representative/Investment Specialist with Charles Schwab from February 1996 to August 2002.	None
Jennifer J. Kelhoffer 7750 Montgomery Road Cincinnati, Ohio 45236 DOB: 1971	Chief Compliance Officer since September 2004	Various positions with Equity Analysts, since March 1995, currently Compliance Officer of the Investment Advisor.	None

1 Mr. Srofe is Timothy Mackey’s Brother-in-law.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (888) 217-5426 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 217-5426.

Expense Example (Unaudited)

As a shareholder of a Fund in the Analysts Investment Trust, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 through July 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	February 1, 2005	July 31, 2005	02/01/05 to 07/31/05
Stock Fund
Actual	$1000.00	$979.14	$9.81
Hypothetical (5% Annual Return before expenses)	$1000.00	$1014.88	$9.99
Aggressive Stock Fund
Actual	$1000.00	$1028.31	$13.83
Hypothetical (5% Annual Return before expenses)	$1000.00	$1011.16	$13.71
Fixed Income Fund
Actual	$1000.00	$1020.22	$7.51
Hypothetical (5% Annual Return before expenses)	$1000.00	$1017.36	$7.50

* Expenses are equal to the Funds’ annualized expense ratios (Stock Fund of 2.00%, Aggressive Stock Fund of 2.75% and Fixed Income Fund of 1.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Audit Committee, Board of Directors

  and Shareholders

Analysts Investment Trust

Cincinnati, Ohio

We have audited the accompanying statements of assets and liabilities of the Analysts Investment Trust, an Ohio business trust, (comprising the Stock Fund, the Fixed Income Fund and the Aggressive Stock Fund) including the schedules of investments as of July 31, 2005 and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Analysts Investment Trust as of July 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7, on September 27, 2005, the Board of Directors voted to liquidate the Stock Fund, the Fixed Income Fund, and the Aggressive Stock Fund.

/s/BKD, LLP

Cincinnati, Ohio

September 8, 2005, except for Note 7,

as to which the date is September 27, 2005

Item 2. Code of Ethics.

(a)      As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)      Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)      The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the audit committee members that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 23,000.00

FY 2004

$ 22,800.00

(b)

Audit-Related Fees

Registrant

FY 2005

$  N/A

FY 2004

$ 908.00

Nature of the fees:

Review of Semi-Annual and N-SAR Reports

(c)           Tax Fees

Registrant

FY 2005

 $2,000.00

FY 2004

$1,800.00

Nature of the fees:

Tax Return Preparation Fees

(d)

 All Other Fees

Registrant

Adviser

FY 2005

$  N/A

$14,515.00

FY 2004

$  N/A

$14,375.00

Nature of the fees:

Fees for the annual audit and tax return preparation of Equity Analysts Inc., a registered Broker Dealer

(e)           (1)      Audit Committee's Pre-Approval Policies

  Beginning with non-audit service contracts entered into on or after June 30, 2003, the registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. The registrant's Audit Committee has established a policy of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.

(2)           Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

100%

Tax Fees:

100%

100%

All Other Fees:

100%

100%

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

 Adviser

FY 2005

$ 2,000.00

$ 14,515.00

FY 2004

$ 2,708.00

$ 14,375.00

(h)      The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.    All non-audit services were pre-approved.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.    Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)      Based on an evaluation of the registrant's disclosure controls and procedures as of March 15, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable..

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Analysts Investment Trust

By /s/Timothy E. Mackey

*Timothy E. Mackey

  President

Date October 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Timothy E. Mackey

*Timothy E. Mackey

  President

Date October 6, 2005

By /s/Mark G. Srofe

*Mark G. Srofe

  Treasurer

Date October 6, 2005

* Print the name and title of each signing officer under his or her signature.